UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2020

BUTLER NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19920 W. 161st Street, Olathe, Kansas	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2020, the Board of Directors of Butler National Corporation, a Kansas corporation (the “Company”), appointed John M. Edgar as a Class I director of the Company for a term expiring at the 2022 annual meeting of stockholders and appointed Craig D. Stewart as a Class I director of the Company for a term expiring at the 2022 annual meeting of stockholders.  The Board of Directors determined that neither Mr. Edgar nor Mr. Stewart qualify as independent directors under applicable NASDAQ definitions and were not appointed to any committee of the Company.

Mr. Edgar will receive the same compensation for his services as other non-employee directors of the Company. That compensation is a quarterly board fee of $5,000, which fee will commence in the Company’s next fiscal first quarter. The Company paid Edgar Law Firm LLC, a provider of legal services owned by Mr. Edgar, $144,435, $63,975 and $14,145 in the fiscal year to date, fiscal 2019 and fiscal 2018, respectively.

Mr. Stewart serves as the Company’s President of Aerospace and has a five year employment contract with the Company, which was filed as Exhibit 10.3 to the Current Report on Form 8-K filed February 4, 2020.  Mr. Stewart receives a base salary of $303,904.  He is also eligible to participate in the Company’s discretionary annual bonus for long-term employees and the Company’s Management Incentive Bonus Plan.  Mr. Craig D. Stewart is the son of Mr. Clark D. Stewart, a director of the Company and the Company’s President and Chief Executive Officer.

Other than the arrangements summarized above, there are no arrangements or understandings between Mr. Edgar or Mr. Stewart and any other person pursuant to which they were elected as directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
April 15, 2020 Date	/s/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
April 15, 2020 Date	/s/ Tad M. McMahon Tad M. McMahon (Chief Financial Officer)